MFS(R)/ SUN LIFE SERIES TRUST:

                              GLOBAL GROWTH SERIES
                         EMERGING MARKETS EQUITY SERIES

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus for each series listed above is hereby restated as follows:

     Emerging  Markets  Equity  Series,  is managed  by  Nicholas  Smithie.  Mr.
     Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became the portfolio manager of the Emerging Markets Equity Series in August 2002.

     Global Growth Series

          o Foreign Emerging Markets Growth Companies. Assets allocated to foreign emerging markets growth companies are managed by Nicholas Smithie. Mr. Smithie, a Vice President of MFS, has been employed in the investment management area of MFS since 1998 and became a portfolio manager of the foreign emerging markets portion of the series in August 2002.


               The date of this Supplement is September 17, 2002